Allianz Life Insurance Company of New York
January 24, 2020
Dear Allianz Life Insurance Company of New York contract owner:

We are sending you this notice about the proposed liquidation of RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”), the sole series of Premier Multi-Series VIT (the “Trust”). As the owner of a variable annuity contract (a “Contract”) with Contract value allocated to the Portfolio through a separate account or accounts established by Allianz Life Insurance Company of New York (“Allianz Life of NY”), you are entitled to instruct Allianz Life of NY how to vote the Portfolio shares related to your interest in those accounts at the close of business on December 20, 2019. We are asking you to submit your voting instruction card (attached hereto with other informational materials) for this matter.

As explained in the enclosed proxy materials, the Board of Trustees of the Trust voted to approve a plan (the “Plan”) to liquidate and dissolve the Portfolio and terminate the Trust and to submit such Plan to shareholders for approval. To complete its liquidation according to the Plan, the Portfolio must obtain the consent of its shareholders. The Portfolio’s shareholders are the separate accounts established by Allianz Life of NY for the purpose of investing variable annuity contract values in the Portfolio or other investment companies. Under current law, Contract owners with value allocated to the Portfolio have the right to instruct the insurance company on how to vote their proportionate interest in the shares of the Portfolio owned by the insurance company separate accounts.

If approved by Portfolio shareholders, the Plan is expected to become effective at the close of business on or about April 24, 2020 or such other date as may be determined by the President of the Trust, at which time the liquidation will occur (the “Liquidation Date”). To assist you in providing your instructions, a voting instruction card is enclosed. In addition, you will also find enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement, which describe in detail the matters to be voted on at the Special Meeting of Shareholders.

From the date of this notice through the Liquidation Date, you are permitted to transfer all or a portion of your Contract value into other investment options available to you under your Contract, without any limitation or charge on the transfer and without the transfer being counted as a transfer for purposes of transfer limitations and fees.

If you do not exercise this free transfer right prior to the Liquidation Date, any Contract value allocated to the Portfolio on the Liquidation Date automatically will be transferred to the AZL® MVP Moderate Index Strategy Fund (“the Destination Fund”) by Allianz Life of NY (the “Substitution”). For your convenience, a prospectus for the Destination Fund follows this letter.

For a period of 90 days after the Substitution, you may transfer Contract value invested in the Destination Fund into any one or more other investment options available to you under your Contract without any transfer limitations or charges.

Any transfers you make pursuant to these free transfer rights will be subject to the restrictions on investment option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life of NY will not impose any additional transfer restrictions on this transfer. Except for limitations imposed by a living benefit rider, or as described in the market timing limitations of the prospectus, we will not exercise any rights reserved under the Contracts to impose additional restrictions on transfers out of the Portfolio, prior to the Substitution, or the Destination Fund, during the free transfer period following the Substitution.

You will not incur any fees or charges as a result of the liquidation or the Substitution. Your rights and Allianz Life of NY obligations under your Contract will not be altered in any way by the liquidation or Substitution. The liquidation and Substitution will not cause the contract fees or charges to be greater after the Substitution and will not impose any tax liability on you.

You should consider consulting with your financial professional to discuss your options for transferring any Contract value you have allocated to the Portfolio to other investment options available under your Contract. To transfer your Contract value to other investment options, you may contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com/newyork.

This notice supplements certain information contained in your Contract prospectus and should be attached to your Contract prospectus and retained for future reference. If you do not transfer your Contract value prior to the Liquidation Date, Allianz Life of NY will send you an additional notice shortly following the Substitution. The post-Substitution notice will remind you of your right, for a period of 90 days following the liquidation, to transfer from the Destination Fund into one or more other investment options available to you under your Contract free of transfer limits or charges.

Your vote is important. Please read the enclosed proxy materials carefully, then complete, date, and sign the enclosed Voting Instruction Card. If you have questions about your investment choices, please contact your financial professional. If you would like to receive a prospectus for the investment options available under your Contract or review your account details, visit our website at www.allianzlife.com/newyork.

Variable annuity contracts are issued by Allianz Life Insurance Company of New York, 1633 Broadway, 42nd floor, New York, NY 10019‐7585 and are distributed by its affiliate, Allianz Life Financial Services, LLC, member FINRA, 5701 Golden Hills Drive, Minneapolis, MN 55416‐1297. www.allianzlife.com/newyork
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